SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 2, 1998

                       INTERNATIONAL SPEEDWAY CORPORATION
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

             0-2384                                    59-0709342
    (Commission File Number)              (I.R.S. Employer Identification No.)

       1801 WEST INTERNATIONAL SPEEDWAY BLVD.
               DAYTONA BEACH, FLORIDA                    32114
    (Address of principal executive offices)           (Zip Code)

                                 (904) 254-2700
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

                                Page 1 of 2 Pages
                             Exhibit Index at Page 2

ITEM 5.           OTHER EVENTS.

                  On July 2, 1998, International Speedway Corporation issued press releases announcing its financial results for the second quarter and six months ended May 31, 1998 and the rescheduling of the Pepsi 400 to October 17, 1998 from July 4, 1998. Copies of such press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

        (c)     Exhibits

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

        99.1 Press Release of International Speedway Corporation dated July 2, 1998.

        99.2 Press Release of International Speedway Corporation dated July 2, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERNATIONAL SPEEDWAY CORPORATION

Date:  July 2, 1998                 By: /s/ SUSAN G. SCHANDEL
                                        ----------------------------------------
                                        Susan G. Schandel
                                        Chief Financial Officer

                                Page 2 of 2 Pages

                                  EXHIBIT INDEX

EXHIBIT                      DESCRIPTION
-------                      -----------
 99.1    Press Release of International Speedway Corporation dated July 2, 1998.

 99.2    Press Release of International Speedway Corporation dated July 2, 1998.